UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Airgain, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Airgain

ANNUAL MEETING OF AIRGAIN, INC.

Date: June 15, 2017
Time: 9:00 A.M. (Local Time)
Place: Offices of Latham and Watkins LLP, 12670 High Bluff, San Diego, CA. 92130

Please make your marks like this: ☒ **Use dark black pencil or pen only**

Board of Directors Recommends a Vote **FOR** all the director nominees listed in proposal 1 and **FOR** proposal 2.

1: Election of Class I Directors	For	Withhold	Directors Recommend
01 Charles Myers	☐	☐	For
02 James K. Sims	☐	☐	For

	For	Against	Abstain	Directors Recommend
2: The ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐	For

Authorized Signatures - This section must be completed for your Instructions to be executed.

_______________ Please Sign Here   _______________ Please Date Above

_______________ Please Sign Here   _______________ Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

Airgain

Annual Meeting of Airgain, Inc.
to be held on Wednesday, June 15, 2017
for Holders as of April 18, 2017

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/AIRG
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

Call
866-829-5171
- Use any touch-tone telephone.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Charles Myers and Leo Johnson, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Airgain, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS IN PROPOSAL 1 AND "FOR" PROPOSAL 2. IF ANY OTHER BUSINESS IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THIS PROXY CONFERS AUTHORITY TO AND WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES.

All votes must be received by 11:59 P.M., Eastern Time, June 14, 2017.

PROXY TABULATOR FOR

AIRGAIN, INC.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

Please separate carefully at the perforation and return just this portion in the envelope provided.Proxy — Airgain, inc. Annual Meeting of Stockholders June 15, 2017, 9:00 a.m. (Local Time) This Proxy is Solicited on Behalf of the Board of Directors The undersigned appoints Charles Myers and Leo Johnson (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote all the shares of capital stock of Airgain, Inc., a Delaware corporation (the “Company”), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the of?ces of Latham and Watkins LLP, 12670 High Bluff, San Diego, CA. 92130, on Thursday, June 15, 2017 at 9:00 a.m., local time, and any adjournments thereof.The purpose of the Annual Meeting is to take action on the following:1. To elect two directors to serve as Class I directors for a three-year term to expire at the 2020 annual meeting of stockholders;2. To consider and vote upon the rati?cation of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and3. To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.The two directors up for re-election are: Charles Myers and James K. Sims.The Board of Directors of the Company recommends a vote “FOR” all nominees for director and “FOR” each proposal.This proxy, when properly executed, will be voted in the manner directed herein. if no direction is made, this proxy will be voted “FOR” all nominees for director and “FOR” each proposal. in their discretion, the named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SiDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The named Proxies cannot vote your shares unless you sign and return this card.To attend the meeting and vote your shares in person, please mark this box.